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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 25, 2004

                         COMMISSION FILE NUMBER 0-277443


                             BLUE RIDGE ENERGY, INC.
             (Exact name of Registrant as specified in its charter)

                NEVADA                                     61-1306702
   (State or other jurisdiction of             (IRS Employer Identification No.)
    incorporation or organization)

        10777 WESTHEIMER RD., SUITE 170
                 HOUSTON, TX                                        77042
   (Address of principle executive offices)                       (Zip Code)

                                 (832) 358-3900
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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Item 12.  Result of Operations and Financial Condition

     (a) Blue Ridge Energy, Inc. is restating its financial statements to correct an error in determining impairment of oil and gas properties as set forth in a press release dated March 25, 2004. A copy of the press release is attached hereto as Exhibit 99.1.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Blue Ridge Energy, Inc.

Date:  March 26, 2004                  By:  /s/ Norman G. Haisler
                                           ---------------------------
                                           Norman G. Haisler
                                           Sr. Vice President - Finance & CFO